Exhibit 99.1

MobileIron Announces Third Quarter 2019 Results

MOUNTAIN VIEW, Calif., October 31, 2019 -- MobileIron (NASDAQ: MOBL), the company that introduced the industry’s first mobile-centric, zero trust platform for the enterprise, today announced results for its third quarter ended September 30, 2019.

Third Quarter 2019 Financial Highlights

•	Revenue was $52.2 million, up 6% year-over-year.
•	ARR was $174.3 million, up 14% year-over-year.

“While we experienced softness in Q3 primarily related to macroeconomic factors in Europe, we remain confident that MobileIron’s solutions are ideally suited to meet the evolving needs of our customers in a Zero Trust world,” said Simon Biddiscombe, CEO, MobileIron.  “Our mobile-centric innovation will continue to differentiate us in the market.  In the quarter we expanded our zero sign-on solution to PCs and Macs and it is now in trials with well-known customers in the financial, manufacturing, and pharmaceutical verticals.  Zero sign on extends our advantage with the most comprehensive solution suite to solve for the Zero Trust security challenge.”

ARR Composition

	September 30,
(in millions, except percentages)	2018	2019
Total ARR	$153.0	$174.3
Year-over-year percentage increase	16%	14%
Subscription ARR	$88.1	$108.6
Year-over-year percentage increase	29%	23%
Perpetual license support ARR	$64.9	$65.7
Year-over-year percentage increase	1%	1%

Financial Outlook

The company is providing the following outlook for its fourth quarter 2019 (ending December 31, 2019):

•	Revenue is expected to be between $53 million and $56 million, for a decline of 2% to growth of 3% year-over-year.
•	ARR is expected to end the year between $179 million and $182 million for growth of 10% to 12% from the end of the prior year.
•	Non-GAAP gross margin is expected to be approximately 82%.
•	Non-GAAP operating expenses are expected to be between $41 million and $42 million.

Third Quarter 2019 Business Highlights

Milestones and Recognition

•	Rated a Strong Performer in the Forrester Wave’s inaugural Zero Trust eXtended Ecosystem Platform Providers study.
•

Recognized by Gartner in its 2019 Critical Capabilities for Unified Endpoint Management Tools report, where MobileIron was ranked highly in all four of the use cases of PC Management, Nontraditional Device Management, Highly Secure and Regulated Industries, Unmanaged Devices/BYO.

•	Named by Gartner as a Leader in the Gartner Magic Quadrant for Unified Endpoint Management Tools, for the second consecutive year.
•	Appointed Anjali Joshi to our Board of Directors. Ms. Joshi was most recently a Vice President of Product Management at Google, where she led product efforts focused on emerging markets.
•	Shortlisted in Computing’s Security Excellence of the Year Awards in the category Security Innovation of the Year – Mobile.
•	Included in Cybercrime Magazine’s list of The Hot 150 Cybersecurity Companies To Watch In 2020.
•	Awarded four additional US patents for mobile security, bringing MobileIron’s total number of awarded patents to 93.

Platform

•	Announced compatibility with the upcoming release of Oculus for Business to enable organizations to onboard, configure and manage Oculus’ leading all-in-one virtual reality (VR) headsets.
•

Launched the Marketplace Premier Program, which opens MobileIron’s global sales channel to Marketplace Premier Partners, enabling resellers to instantly remarket third-party independent software vendor (ISV) products from Marketplace Premier Partners as well as expanding the breadth and depth of solutions available to MobileIron customers.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expense, amortization of intangible assets and restructuring expense. We do not provide a reconciliation of forward-looking non-GAAP financial measures to corresponding GAAP measures due to our inability to project certain charges and expenses. The company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its three and nine months ended September 30, 2018 and 2019.

Conference Call and Webcast

MobileIron will report final results for the third quarter of fiscal year 2019 on Thursday, October 31, 2019 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Time (4:30 p.m. ET) to discuss the company's financial results, product announcements and business highlights. Interested parties may access the call by dialing 1-866-602-7050 in the U.S. or 1-409-216-6455 from international locations (conference ID 6036799). The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, goals or intentions regarding future performance. Forward-looking statements in this press release include, but are not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, as well as statements that we expect to continue to see progress through 2019 on executing on our objective of growing our recurring revenue base through subscription solutions with our best in class cloud products, that we believe we are ideally poised to capitalize on the market of IT departments shifting to address the threats of a Zero Trust world, that we will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience, that our continued focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory, and all statements under the heading “Financial Outlook.” Forward-looking statements involve certain risks and uncertainties, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of our intellectual property portfolio, litigation, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron is redefining enterprise security with the industry’s first mobile-centric, zero trust platform built on the foundation of unified endpoint management (UEM) to secure access and protect data across the perimeter-less enterprise. Zero trust assumes that bad actors are already in the network and secure access is determined by a “never trust, always verify” approach. MobileIron goes beyond identity management and gateway approaches by utilizing a more comprehensive set of attributes before granting access. A mobile-centric, zero trust approach validates the device, establishes user context, checks app authorization, verifies the network, and detects and remediates threats before granting secure access to a device or user.

The MobileIron security platform is built on the foundation of award-winning and industry-leading unified endpoint management (UEM) capabilities with additional zero trust-enabling technologies, including zero sign-on (ZSO), multi-factor authentication (MFA), and mobile threat defense (MTD). Over 19,000 customers, including the world’s largest financial institutions, intelligence agencies and other highly regulated companies, have chosen MobileIron to enable a seamless and secure user experience by ensuring only authorized users, devices, apps, and services can access business resources.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2018 AND SEPTEMBER 30, 2019
(Amounts in thousands)
(Unaudited)

	December 31, 2018	September 30, 2019
Assets
Current assets:
Cash and cash equivalents (1)	$104,613	$94,553
Short-term investments (1)	1,000	1,897
Accounts receivable - net	60,994	44,564
Deferred commissions - current	8,265	9,038
Prepaid expenses and other current assets	8,367	13,680
Total current assets	183,239	163,732
Property and equipment - net	7,046	5,529
Operating lease right-of-use assets	-	13,169
Deferred commissions - noncurrent	9,066	8,072
Goodwill	5,475	5,475
Other assets	5,561	5,954
Total assets	$210,387	$201,931

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,154	$2,775
Accrued expenses	27,347	20,452
Lease liabilities - current	-	5,820
Unearned revenue - current	74,177	76,913
Customer arrangements with termination rights	19,367	16,246
Total current liabilities	123,045	122,206
Lease liabilities - noncurrent	-	9,873
Unearned revenue - noncurrent	31,660	29,889
Other long-term liabilities	1,565	181
Total liabilities	156,270	162,149
Stockholders’ equity:
Common stock	11	11
Additional paid-in capital	462,004	497,185
Treasury stock	(3,831)	(12,455)
Accumulated deficit	(404,067)	(444,959)
Total stockholders’ equity	54,117	39,782

Total liabilities and stockholders' equity	$210,387	$201,931

(1) Total cash and cash equivalents and short-term investments	$105,613	$96,450

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	September 30, 2018	September 30, 2019
Revenue:
Cloud services	$13,199	$17,591
License	15,006	12,216
Software support and services	21,046	22,394
Total revenue	49,251	52,201
Cost of revenue:
Cloud services (1)	3,331	5,557
License	529	436
Software support and services (1)	4,613	4,466
Total cost of revenue	8,473	10,459
Gross profit	40,778	41,742
Operating expenses:
Research and development (1)	18,465	19,072
Sales and marketing (1)	22,867	23,577
General and administrative (1)	6,806	6,932
Total operating expenses	48,138	49,581
Operating loss	(7,360)	(7,839)
Other income (expense) - net	181	35
Loss before income taxes	(7,179)	(7,804)
Income tax expense	319	399
Net loss	$(7,498)	$(8,203)
Net loss per share, basic and diluted	$(0.07)	$(0.07)
Weighted-average shares used to compute net loss per share, basic and diluted	104,032	110,831

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	423	452
Software support and services	800	600
Research and development	3,670	3,279
Sales and marketing	2,653	2,029
General and administrative	1,834	1,652
	$9,380	$8,012

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Nine Months Ended
	September 30, 2018	September 30, 2019
Revenue:
Cloud services	$36,181	$49,163
License	41,327	35,814
Software support and services	61,561	66,171
Total revenue	139,069	151,148
Cost of revenue:
Cloud services (1)	8,624	15,413
License (2)	1,475	1,423
Software support and services (1)	14,260	14,333
Restructuring charge	-	300
Total cost of revenue	24,359	31,469
Gross profit	114,710	119,679
Operating expenses:
Research and development (1)	58,072	60,889
Sales and marketing (1)	70,869	74,099
General and administrative (1)	21,080	22,477
Restructuring charge	-	2,758
Total operating expenses	150,021	160,223
Operating loss	(35,311)	(40,544)
Other income (expense) - net	479	987
Loss before income taxes	(34,832)	(39,557)
Income tax expense	1,043	1,335
Net loss	$(35,875)	$(40,892)
Net loss per share, basic and diluted	$(0.35)	$(0.37)
Weighted-average shares used to compute net loss per share, basic and diluted	101,369	109,147

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	-	-
Cloud services	1,061	1,488
Software support and services	2,611	2,371
Research and development	11,780	11,015
Sales and marketing	7,341	6,367
General and administrative	5,700	5,918
	$28,493	$27,159

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$100	$-
	$100	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2019
(Amounts in thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2018	September 30, 2019

Cash flows from operating activities:
Net loss	$(35,875)	$(40,892)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	28,493	27,159
Depreciation	2,856	2,587
Amortization of intangible assets	100	-
Provision for doubtful accounts	80	-
Accretion of premium on investment securities	(47)	(21)
Impairment of right-of-use assets	-	1,328
Loss on disposal of fixed assets	41	170
Changes in operating assets and liabilities:
Accounts receivable	698	16,429
Deferred commissions	1,417	220
Other current and noncurrent assets	(4,499)	(2,372)
Accounts payable	68	637
Unearned revenue	15,952	964
Customer arrangements with termination rights	(3,041)	(3,121)
Accrued expenses and other long-term liabilities	852	(5,504)
Net cash provided by (used in) operating activities	7,095	(2,416)

Cash flows from investing activities:
Purchase of property and equipment	(1,380)	(1,233)
Proceeds from maturities of investment securities	12,800	3,250
Purchases of investment securities	(9,053)	(4,126)
Net cash provided by (used in) investing activities	2,367	(2,109)

Cash flows from financing activities:
Proceeds from employee stock purchase plan	3,281	3,100
Taxes paid for net settlement of equity awards	(3,942)	(5,492)
Amounts withheld for net settlement of equity awards	(1,352)	-
Proceeds from exercise of stock options	5,909	5,481
Repurchase of common stock	-	(8,624)
Net cash provided by (used in) financing activities	3,896	(5,535)

Net change in cash and cash equivalents	13,358	(10,060)
Cash and cash equivalents at beginning of period	85,833	104,613
Cash and cash equivalents at end of period	$99,191	$94,553

Non-GAAP Financial Measures and Reconciliations and Other Metrics

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, and restructuring expense.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Restructuring expense: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to a reduction in our workforce and the exit of an office facility. Restructuring expense may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets,  and restructuring expense from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation, restructuring expense, and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Free cash flow: Our non-GAAP financial measures also include free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business relative to certain of these non-GAAP measures.

Other Metrics

Annual Recurring Revenue (ARR). Beginning with the fourth quarter of 2018, we began monitoring a new operating metric, Total ARR, which is defined as the annualized value of all recurring revenue contracts active at the end of a reporting period. Total ARR includes the annualized value of subscriptions (“Subscription ARR”) and the annualized value of software support contracts related to perpetual licenses (“Perpetual license support ARR”) active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. We are monitoring these metrics because they align with how our customers are increasingly purchasing our solutions and how we are managing our business. These ARR measures should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace those items. ARR is not an indicator of future revenue and can be impacted by contract start and end dates and renewal rates.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2018	September 30, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$40,778	$41,742
Stock-based compensation expenses	1,223	1,052
Non-GAAP gross profit	$42,001	$42,794

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	82.8%	80.0%
GAAP to non-GAAP gross margin adjustments	2.5%	2.0%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	85.3%	82.0%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(7,360)	$(7,839)
Stock-based compensation expenses	9,380	8,012
Non-GAAP operating income	$2,020	$173

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(14.9)%	(15.0)%
GAAP to non-GAAP operating margin adjustments	19.0%	15.3%
Non-GAAP operating margin: Non-GAAP operating income over total revenue	4.1%	0.3%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(7,498)	$(8,203)
Stock-based compensation expenses	9,380	8,012
Non-GAAP net income (loss)	$1,882	$(191)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2018	September 30, 2019
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.07)	$(0.07)
Stock-based compensation expenses	0.09	0.07
Non-GAAP net income (loss) per share	$0.02	$(0.00)

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$860	$(5,746)
Purchase of property and equipment	(615)	(451)
Free cash flow	$245	$(6,197)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2018	September 30, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$114,710	$119,679
Stock-based compensation expenses	3,672	3,859
Amortization of intangible assets	100	-
Restructuring expense	-	300
Non-GAAP gross profit	$118,482	$123,838

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	82.5%	79.2%
GAAP to non-GAAP gross margin adjustments	2.7%	2.7%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	85.2%	81.9%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(35,311)	$(40,544)
Stock-based compensation expenses	28,493	27,159
Amortization of intangible assets	100	-
Restructuring expense	-	3,058
Non-GAAP operating loss	$(6,718)	$(10,327)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(25.4)%	(26.8)%
GAAP to non-GAAP operating margin adjustments	20.6%	20.0%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(4.8)%	(6.8)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(35,875)	$(40,892)
Amortization of intangible assets	100	-
Stock-based compensation expenses	28,493	27,159
Restructuring expense	-	3,058
Non-GAAP net loss	$(7,282)	$(10,675)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2018	September 30, 2019
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.35)	$(0.37)
Stock-based compensation expenses per share	0.28	0.24
Amortization of intangible assets	-	-
Restructuring expense	-	0.03
Non-GAAP net loss per share	$(0.07)	$(0.10)

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$7,095	$(2,416)
Purchase of property and equipment	(1,380)	(1,233)
Free cash flow	$5,715	$(3,649)

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Sep-18	31-Dec-18	31-Mar-19	30-Jun-19	30-Sep-19

Annual Recurring Revenue:
Subscription ARR	$88,121	$95,858	$100,421	$106,115	$108,559
Perpetual license support ARR	64,851	66,722	66,764	65,850	65,737
Total ARR	$152,972	$162,580	$167,185	$171,965	$174,296

Revenue:
United States	$21,654	$20,972	$19,612	$21,861	$23,376
International	27,597	33,151	28,470	29,004	28,825
Total revenue	$49,251	$54,123	$48,082	$50,865	$52,201

Disaggregation of Revenue:
Cloud services	$13,199	$14,533	$15,261	$16,311	$17,591
Upfront on-premise subscription	6,337	5,616	3,952	7,478	5,964
Ratable on-premise subscription	4,121	4,319	4,458	4,512	4,902
Software support on perpetual licenses	16,013	16,299	16,110	16,196	16,363
Recurring revenue	39,670	40,767	39,781	44,497	44,820
Perpetual license	8,669	12,395	7,419	4,749	6,252
Professional services	912	961	882	1,619	1,129
Non-recurring revenue	9,581	13,356	8,301	6,368	7,381
Total revenue	$49,251	$54,123	$48,082	$50,865	$52,201

Non-GAAP Metrics:
Non-GAAP gross profit	$42,001	$44,894	$39,336	$41,708	$42,794
Non-GAAP operating income (loss)	$2,020	$2,393	$(6,150)	$(4,350)	$173
Free cash flow	$245	$6,486	$7,639	$(5,091)	$(6,197)

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555